UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 10, 2014
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CareFusion Corporation
(Exact Name of Registrant as Specified in its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)
3750 Torrey View Court, San Diego, California 92130
(Address of Principal Executive Offices, Including Zip Code)
(858) 617-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 10, 2014, Vivek Jain notified CareFusion Corporation (the “Company”) of his intention to resign from his position as President, Procedural Solutions, effective February 11, 2014. Mr. Jain resigned to pursue an opportunity to become the chairman and chief executive officer of a healthcare company. The Company has commenced a search to fill this role.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: February 12, 2014	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Secretary